Filed pursuant to Rule 497(e)
                             File Numbers:  811-9118; 33-98454
Supplement dated April 25, 1997 to DEM, Inc. Prospectus dated
October 4, 1997

                           DEM, INC.
                     FINANCIAL HIGHLIGHTS
       For The Period Ended March 31, 1997 (Unaudited),
     For The Year Ended December 31, 1996 (Unaudited) And
   For The Period From Inception (November 30,1995) Through
                  December 31, 1995 (Audited)

                                                             For the
                                             For the Year    Period
                                For the 3       Ended         Ended
                              months Ended   December 31,   December
                                March 31,        1996       31, 1995
                                  1997
PER SHARE DATA:

  Net asset value on issuance   $-             $-            $13.97
of  shares

  Dilution effect from shares-
    Organizational costs         -              -              (.21)
    Shares issued                -              (.28)          -

  Investment income               .01            .30            .01
  Expenses                       (.09)          (.72)           .00
    Net investment income        (.08)          (.42)           .01
(loss)
  Distributions from net         (.19)          (.05)             -
investment income
  Net realized and unrealized   (1.07)          1.15              -
gain  (loss) on securities
    Net increase (decrease)     (1.34)           .68           .01
in net    asset value

  Net asset value-
    Beginning of period         14.17          13.77              -
    End of period               $12.83         $14.17        $13.77

Per share market value, end     $15.00         $15.50        $15.00
of period
Total investment return         (3.22)%         3.68%          -

RATIOS TO AVERAGE NET ASSETS:
  Expenses                       2.71%          3.21%           .04%
  Net investment income         (2.43)%        (1.89)%         1.45%
(loss)
  Average commission rate        5.00%          4.38%          -
paid
  Portfolio turnover rate       26.0%          332.60%         -
SUPPLEMENTAL DATA:
  Net assets, end of the      $9,981,149     $11,025,152   $4,742,800
period

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